UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

Libbey Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (419) 325-2100

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	LBY(1)	NYSE American(1)

(1) On June 1, 2020, the staff of NYSE Regulation, Inc. notified Libbey Inc. (the “Company”) that it would apply to the Securities and Exchange Commission (the “SEC”) to delist the Company’s common stock upon completion of all applicable procedures. The delisting will be effective 10 days after a Form 25 is filed with the SEC. The deregistration of the common stock under section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the common stock under Section 12(b) of the Exchange Act, the common stock will remain registered under Section 12(g) of the Exchange Act. Trading of the Company’s common stock now occurs on the OTC Pink marketplace under the symbol “LBYYQ.”

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on June 1, 2020 (the “Petition Date”), Libbey Inc. (the “Company”), Libbey Glass Inc. (“Libbey Glass”), and each direct and indirect domestic subsidiary of Libbey Glass (each a “Libbey Subsidiary” and, together with the Company and Libbey Glass, the “Company Parties”) commenced voluntary cases (the “Chapter 11 Cases”) under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Libbey Glass Inc., et al., Case No. 20-11439 (LSS).

DIP Term Loan Credit Facility

In connection with the Chapter 11 Cases, on the Petition Date, the Company filed a motion (the “DIP Motion”) seeking, among other things, approval of senior secured debtor-in-possession financing on the terms and conditions set forth in a proposed Superpriority Secured Debtor-in-Possession Credit Agreement (the “DIP Term Loan Credit Agreement”). On June 3, 2020, the Bankruptcy Court entered an order approving, on an interim basis, the financing to be provided pursuant to the DIP Term Loan Credit Agreement (the “Interim Order”) and on June 3, 2020, the DIP Term Loan Credit Agreement was entered into by and among the Company, Libbey Glass, as borrower, the other Company Parties and each of Libbey Glass’ subsidiaries organized under the laws of the Netherlands, Portugal or Mexico, except Crisa Libbey, S.A. de C.V., as guarantors (together with the Company, collectively, the “Guarantors”), Cortland Capital Market Services LLC (“Cortland”), as administrative agent and collateral agent, and the lenders party thereto from time to time.

The DIP Term Loan Credit Agreement provides for, among other things, term loans in an aggregate amount of up to $60,000,000 (the “DIP Term Loan Facility”), exclusive of a portion of prepetition term loans to be rolled up in accordance with the terms of the DIP Term Loan Facility, of which $30,000,000 was made available following the entry of the Interim Order and satisfaction of certain customary conditions. The remainder of the DIP Term Loan Facility will remain unavailable unless and until the Bankruptcy Court enters a final order approving the DIP Term Loan Credit Agreement (the “Final Order”). The interest rates for loans outstanding under the DIP Term Loan Facility will be, at the option of Libbey Glass, either (i) the Eurocurrency Rate (as defined in the DIP Term Loan Credit Agreement) plus 11.00% per annum, subject to a minimum Eurocurrency Rate floor of 1.00% per annum, or (ii) the Base Rate (as defined in the DIP Term Loan Credit Agreement) plus 10.00% per annum, subject to a minimum Base Rate floor of 2.00% per annum. Upon the occurrence and during the continuance of an event of default under the DIP Term Loan Credit Agreement, the outstanding amounts under the DIP Term Loan Facility bear interest at an additional 2.00% per annum above the interest rate otherwise applicable.

The DIP Term Loan Credit Agreement will mature on the earliest of (i) 35 days following the Petition Date, or such later date as agreed to by the Required Lenders (as defined in the DIP Term Loan Credit Agreement), if the Final Order shall not have been entered by such date, (ii) the effective date of any Chapter 11 plan for the reorganization of any of the Company Parties, (iii) the date on which all or substantially all of the assets of the Company Parties are sold in a sale under a Chapter 11 plan or pursuant to Section 363 of the Bankruptcy Code, (iv) 180 days following the Petition Date and (v) the date that all loans become due and payable in full in accordance with the terms of the DIP Term Loan Credit Agreement, including due to acceleration upon the occurrence of an event of default.

The proceeds of the DIP Term Loan Facility will be used (i) to pay fees and expenses in connection with the DIP Term Loan Credit Agreement and related loan documents, (ii) for working capital of the Company Parties following commencement of the Chapter 11 Cases, and (iii) to pay adequate protection payments to the agents and lenders under the Pre-Petition Term Loan Credit Agreement (as defined in the DIP Term Loan Credit Agreement) and related loan documents, in all cases in accordance with applicable orders from the Bankruptcy Court and the approved budget prepared pursuant to the DIP Term Loan Credit Agreement.

The DIP Term Loan Credit Facility contains customary representations and warranties and affirmative and negative covenants, including, but not limited to, covenants requiring the Company Parties to timely comply with certain milestones relating to the Chapter 11 Cases and covenants regarding customary financial reporting (including rolling 13-week cash flow forecasts), certain employment matters, and limitations on incurring additional indebtedness, creating liens on assets, making investments, loans or advances, engaging in mergers, consolidations, sales of assets and acquisitions, paying dividends and distributions and making payments in respect of junior or pre-petition indebtedness, in each case subject to customary exceptions for debtor-in-possession loan agreements of this type.

The DIP Term Loan Credit Facility also contains customary events of default, upon the occurrence of which the obligations under the DIP Term Loan Credit Facility may be accelerated, including, but not limited to payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, insolvency proceedings of certain subsidiaries, certain events under ERISA, unstayed judgments in respect of obligations involving an aggregate liability in excess of $500,000, change of control, or any of the collateral documents ceasing to be in full force and effect. Certain bankruptcy-related events are also events of default, including, but not limited to, the dismissal by the Bankruptcy Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, the appointment of a trustee pursuant to Chapter 11 of the Bankruptcy Code, and certain other events related to the impairment of the rights or liens granted to the lenders under the DIP Term Loan Credit Agreement.

The obligations under the DIP Term Loan Credit Facility are jointly and severally guaranteed by the Guarantors and all of the obligations under such facility, subject to certain exclusions, are secured by substantially all of the assets of the Guarantors and Libbey Glass, with such security interests entitled to the priority as set forth in the DIP Intercreditor Agreement (as defined below) and the Interim Order.

The DIP Term Loan Credit Agreement is subject to final approval by the Bankruptcy Court, which has not been obtained at this time. The foregoing description of the DIP Term Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Term Loan Credit Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

DIP ABL Credit Facility

In connection with the Chapter 11 Cases, on the Petition Date, the Company filed the DIP Motion seeking, among other things, approval of senior secured debtor-in-possession financing on the terms and conditions set forth in a proposed Debtor-In-Possession Credit Agreement (the “DIP ABL Credit Agreement” and, together with the DIP Term Loan Credit Agreement, the “DIP Credit Agreements”). On June 3, 2020, the Bankruptcy Court entered the Interim Order approving, on an interim basis, the financing to be provided pursuant to the DIP ABL Credit Agreement and on June 3, 2020, the DIP ABL Credit Agreement was entered into by and among Libbey Glass and Libbey Europe B.V., as borrowers (the “ABL Borrowers”), the other Guarantors, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

Pursuant to the terms of the DIP ABL Credit Agreement, the ABL Borrowers are permitted to borrow and utilize revolving credit loans of up to $100,000,000, subject to a borrowing base comprised of certain inventory and accounts receivables of the ABL Borrowers, the other Company Parties and the Guarantors organized under the laws of the Netherlands, and subject to updated borrowing base certificates to be provided by Libbey Glass and approved by certain of the lenders under such facility (the “DIP ABL Facility”). Certain advances under the DIP ABL Facility shall be deemed to refinance Libbey Glass’s obligations (including issued but undrawn letters of credit) under the ABL Borrowers’ prepetition Existing Credit Agreement (as defined in the DIP ABL Credit Agreement) on a rolling basis. On June 3, 2020, at closing of the DIP ABL Facility, the Debtors had $15,395,000 in borrowing availability based on the borrowing base certificate delivered at close. Loans under the DIP ABL Credit Facility bear interest, at the option of the ABL Borrowers, of either (i) the Adjusted LIBO Rate (as defined in the DIP ABL Credit Agreement) plus 3.50% per annum or (ii) the CB Floating Rate (as defined in the DIP ABL Credit Agreement) plus 2.50% per annum.

The DIP ABL Credit Agreement will mature on the earliest of (i) the date that is 180 days after the Petition Date, (ii) the consummation of a sale of all or substantially all of the Company Parties’ assets, (iii) if the Final Order has not been entered, the date that is 35 days after the Petition Date (or such later date to which the deadline for the entry of the Final Order may be extended as set forth in the DIP ABL Credit Agreement), (iv) the effective date of a Chapter 11 plan of reorganization, (v) the maturity date as set forth in the DIP Term Loan Credit Agreement or (vi) any earlier date on which the commitments under the DIP ABL Facility are permanently reduced to zero or otherwise terminated pursuant to the terms thereof.

The proceeds of the DIP ABL Facility will be used (i) to refinance outstanding amounts due and owing under the Existing Credit Agreement, (ii) to pay fees and expenses in connection with the DIP ABL Credit Agreement and related loan documents, (iii) for working capital of the ABL Borrowers following commencement of the Chapter 11 Cases, and (iv) to pay adequate protection payments to the agents and lenders under the Existing Credit Agreement and related loan documents, in all cases in accordance with applicable orders from the Bankruptcy Court and the approved budget prepared pursuant to the DIP ABL Credit Agreement.

The DIP ABL Credit Facility contains customary representations and warranties and affirmative and negative covenants, including, but not limited to, covenants requiring the Company to timely comply with certain milestones relating to the Chapter 11 Cases, and covenants regarding customary financial reporting (including rolling 13-week cash flow forecasts), and limitations on incurring additional indebtedness, creating liens on assets, making investments, loans or advances, engaging in mergers, consolidations, sales of assets and acquisitions, paying dividends and distributions and making payments in respect of junior or pre-petition indebtedness, in each case subject to customary exceptions for debtor-in-possession loan agreements of this type.

The DIP ABL Credit Agreement also contains customary events of default, upon the occurrence of which the obligations under the DIP ABL Credit Facility may be accelerated, including, but not limited to payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, insolvency proceedings of certain subsidiaries, certain events under ERISA, unstayed judgments in respect of obligations involving an aggregate liability in excess of $500,000, change of control, or any of the collateral documents ceasing to be in full force and effect. Certain bankruptcy-related events are also events of default, including, but not limited to, the dismissal by the Bankruptcy Court of any of the Chapter 11 Cases, the conversion of any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code, the appointment of a trustee pursuant to Chapter 11 of the Bankruptcy Code, and certain other events related to the impairment of the rights or liens granted to the lenders under the DIP ABL Credit Agreement.

The obligations under the DIP ABL Credit Facility are jointly and severally guaranteed by the ABL Borrowers and the Guarantors, and all of the obligations under such facility, subject to certain exclusions, are secured by substantially all of the assets of the ABL Borrowers and the Guarantors, with such security interests entitled to the priority as set forth in the DIP Intercreditor Agreement and the Interim Order.

The DIP ABL Credit Agreement is subject to final approval by the Bankruptcy Court, which has not been obtained at this time. The foregoing description of the DIP ABL Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP ABL Credit Agreement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

DIP Intercreditor Agreement

On June 3, 2020, Libbey Glass, the Company, and the other Guarantors entered into an Amended and Restated Intercreditor Agreement (the “DIP Intercreditor Agreement”) with J.P. Morgan Europe Limited, in its capacity as administrative agent with respect to the Netherlands loans under the Existing ABL Loan Agreement (as defined in the DIP Intercreditor Agreement) and as designated collateral agent under the DIP ABL Credit Agreement for certain Collateral (as defined in the DIP Intercreditor Agreement), JPMorgan Chase Bank, N.A., in its capacity as administrative agent under the DIP ABL Credit Agreement and as administrative agent under the Existing ABL Loan Agreement, Cortland, in its capacity as collateral agent under the DIP Term Loan Credit Agreement and as collateral agent under the Existing Term Loan Agreement (as defined in the DIP Intercreditor Agreement) and Cortland, in its capacity as Specified Mexico Collateral Agent (as defined in the DIP Intercreditor Agreement). The DIP Intercreditor Agreement governs the relative priorities (and certain other rights) of the lenders under the Existing ABL Loan Agreement, the Existing Term Loan Agreement and the DIP Credit Agreements.

The DIP Intercreditor Agreement is subject to final approval by the Bankruptcy Court, which has not been obtained at this time. The foregoing description of the DIP Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Intercreditor Agreement, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 under “DIP Term Loan Credit Facility” and “DIP ABL Credit Facility” is hereby incorporated into this Item 2.03 by reference.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect only the Company’s best assessment at this time and are indicated by words or phrases such as “goal,” “plan,” “expects,” “ believes,” “will,” “estimates,” “anticipates,” or similar phrases. These forward-looking statements include all matters that are not historical facts. They include statements regarding, among other things, the Company’s intentions, beliefs or current expectations concerning the delisting of the Company’s common stock on the NYSE American and the transition to the OTC Pink marketplace. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Investors are cautioned that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from these statements. Investors should not place undue reliance on such statements. Important factors potentially affecting performance include but are not limited to risks and uncertainties related to the ability to confirm and consummate a plan of reorganization; risks attendant to the bankruptcy process, including our ability to obtain court approvals with respect to motions filed in the Chapter 11 Cases, the outcomes of court rulings and the Chapter 11 Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on us due to the terms of the DIP Credit Agreements and restrictions imposed by the applicable courts; potential delays in the Chapter 11 Cases due to the effects of COVID-19; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; other litigation and inherent risks involved in a bankruptcy process; the impact of COVID-19 on the global economy, our associates, our customers and our operations, our high level of indebtedness and the availability and cost of credit; high interest rates that increase the Company’s borrowing costs or volatility in the financial markets that could constrain liquidity and credit availability; the inability to achieve savings and profit improvements at targeted levels in the Company’s operations or within the intended time periods; increased competition from foreign suppliers endeavoring to sell glass tableware, ceramic dinnerware and metalware in our core markets; global economic conditions and the related impact on consumer spending levels; major slowdowns or changes in trends in the retail, travel, restaurant and bar or entertainment industries, and in the retail and foodservice channels of distribution generally, that impact demand for our products; inability to meet the demand for new products; material restructuring charges related to involuntary employee terminations, facility sales or closures, or other various restructuring activities; significant increases in per-unit costs for natural gas, electricity, freight, corrugated packaging, and other purchased materials; our ability to borrow under our ABL credit agreement; protracted work stoppages related to collective bargaining agreements; increased pension expense associated with lower returns on pension investments and increased pension obligations; increased tax expense resulting from changes to tax laws, regulations and evolving interpretations thereof; devaluations and other major currency fluctuations relative to the U.S. dollar and the euro that could reduce the cost competitiveness of the Company's products compared to foreign competition; the effect of exchange rate changes to the value of the euro, the Mexican peso, the Chinese renminbi and the Canadian dollar and the earnings and cash flows of our international operations, expressed under U.S. GAAP; the effect of high levels of inflation in countries in which we operate or sell our products; the failure of our investments in e-commerce, new technology and other capital expenditures to yield expected returns; failure to prevent unauthorized access, security breaches and cyber-attacks to our information technology systems; compliance with, or the failure to comply with, legal requirements relating to health, safety and environmental protection; our failure to protect our intellectual property; and the inability to effectively integrate future business we acquire or joint ventures into which we enter. These and other risk factors that could cause results to differ materially from the forward-looking statements can be found in the Company’s Annual Report on Form 10-K and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Refer to the Company’s most recent SEC filings for any updates concerning these and other risks and uncertainties that may affect the Company’s operations and performance. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date of this report.

Item 9.01 Financial Statements and Exhibits

d) Exhibits:

Exhibit No.	Description
4.1	DIP Term Loan Credit Agreement, dated June 3, 2020
4.2	DIP ABL Credit Agreement, dated June 3, 2020
4.3	DIP Intercreditor Agreement, dated June 3, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Libbey Inc. Registrant

Date: June 9, 2020	By:	/s/ Juan Amezquita
Juan Amezquita
Senior Vice President, Chief Financial Officer and Treasurer